___________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2016

OPPENHEIMER HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 1-12043

Delaware 98-0080034
(State of incorporation) (IRS Employer Identification Number)

85 Broad Street, New York, NY 10004
(Address of Principal Executive Offices) (Zip Code)

(212) 668-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Oppenheimer Holdings Inc. (the “Company”), as originally filed with the Securities and Exchange Commission on March 31, 2016 (the “Report”). The Company is filing this Form 8-K/A to update certain of the financial information contained therein to reflect the Company’s results for the six months ended June 30, 2016 as reflected in its Quarterly Report on Form 10-Q for such quarter filed with the Securities and Exchange Commission on July 29, 2016 in the presentation to investors attached to the Report as Exhibit 99.1 (the “Slides”). The revised Slides with such updated financial information are attached to this Form 8-K/A as Exhibit 99.1. No other modifications to the Report are being made by this Form 8-K/A.

ITEM 9.01. Financial Statements and Exhibits.

(d)	The following Exhibit is submitted herewith.

Exhibit No.            Description

99.1                Investor Presentation on or after August 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: August 10, 2016 By: /s/ Jeffrey J. Alfano --------------------------------- Jeffrey J. Alfano Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)